UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 28, 2019
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On March 28, 2019, Finjan Holdings, Inc. (the “Company”) and its wholly-owned subsidiary, Finjan, Inc. (“Finjan”), announced that the Honorable Judge Beth Labson Freeman of the U.S. District Court for the Northern District of California (Case No. 17-cv-04467-BLF, Dkt. No. 132) adopted and ordered claim constructions on six of Finjan’s ten patents asserted against Sonicwall, namely, U.S. Patent Nos. 6,154,844; 6,965,968; 7,058,822; 7,613,926; 7,647,633; and 8,225,408.

Specifically, the Court construed a total of ten claim terms: two from the ‘633 Patent (one of which was also in the ‘822 patent), three from the ‘844 Patent, one from the ‘926 Patent, two from the ‘408 Patent, and two from the ‘968 Patent. The Court adopted Finjan’s proposed constructions, on the following patents: claims 1, 8, and 14 of the ‘633; claims 1 and 9 of the ‘822; claim 43 of the ‘844; claim 22 of the ‘926; and claims 1 and 13 of the ‘968. The Court split the construction of claims between the parties, adopting elements from both Finjan’s and Sonicwall’s definitions, for claims 1, 9, and 22 of the ‘408 patent and a portion of claim 43 of the ‘844 patent. The Court adopted one of Sonicwall’s constructions on claim 9 of the ‘408 patent.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1
Press Release, dated March 28, 2019, entitled “Finjan Receives Another Positive Claim Construction Order, This Time Against Sonicwall – Court Adopts Seven of Finjan’s Claim Terms, Sonicwall Gets One Term and the Final Two Terms are Split.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: March 28, 2019	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer